UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6
5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                             (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2010, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended April 3, 2010. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2010, the Board of Directors of the Company (the “Board”) approved an amendment (the “Amendment”) to the Company’s 2010 Equity Incentive Plan (the “2010 Equity Plan”). The Amendment provides that the maximum number of common shares that may be issued pursuant to awards shall not in the aggregate exceed 4,000,000 common shares. The Amendment also provides that the number of common shares issued upon the exercise of incentive stock options may not exceed 4,000,000 common shares. In addition, further shareowner approval is required prior to a grant to non-employee directors equal to or exceeding the lesser of (i) 1% of the Company’s issued and outstanding common shares; and (ii) an annual equity award of $100,000 per non-employee director. Under the Amendment, neither the Board nor the Human Resources and Compensation Committee of the Board may extend the term of awards that benefit non-insiders without prior approval of the Company’s shareowners. Finally, the Amendment provides that no award granted under the 2010 Equity Plan may be transferable or assignable other than for normal estate settlement purposes. Except as otherwise expressly provided in the Amendment, all of the terms, conditions and provisions of the 2010 Equity Plan continue in full force and effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed on May 4, 2010, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual and Special Meeting of Shareowners (the “Meeting”) of the Company was held at the Toronto Marriott Airport Hotel, Salons A, B, and C, 901 Dixon Road, Toronto, Ontario, Canada at 8:30 a.m. (Toronto time) on Tuesday, May 4, 2010. As at the record date of March 19, 2010, 81,331,330 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Mark Benadiba, George A. Burnett, Jerry Fowden, David T. Gibbons, Stephen H. Halperin, Betty Jane Hess, Gregory R. Monahan, Mario Pilozzi, Andrew Prozes, Eric S. Rosenfeld and Graham W. Savage to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withheld	Broker non-votes
Mark Benadiba	49,430,657	—	564,831	7,703,698
George A. Burnett	49,278,589	—	716,900	7,703,697
Jerry Fowden	49,461,879	—	533,610	7,703,697
David T. Gibbons	37,998,701	—	11,996,787	7,703,698
Stephen H. Halperin	43,185,464	—	6,810,025	7,703,697
Betty Jane Hess	49,256,939	—	738,549	7,703,698
Gregory R. Monahan	49,441,209	—	554,279	7,703,698
Mario Pilozzi	48,871,124	—	1,124,365	7,703,697
Andrew Prozes	49,231,256	—	764,232	7,703,698
Eric S. Rosenfeld	39,692,890	—	10,302,598	7,703,698
Graham W. Savage	49,534,180	—	461,309	7,703,697

Approval of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for its 2010 fiscal year.

For	Against	Withheld	Broker non-votes

57,540,710	—	162,033	—

Approval of 2010 Equity Plan

At the Meeting, shareowners approved the Company’s 2010 Equity Plan.

For	Against	Withheld	Broker non-votes

41,522,871	8,476,174	—	7,703,698

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Amendment to 2010 Equity Incentive Plan, dated May 4, 2010 (incorporated by reference to Exhibit 4.2 of our Registration Statement on Form S-8 filed on May 4, 2010).

99.1	Press Release of Cott Corporation, dated May 5, 2010 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

May 5, 2010	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment to 2010 Equity Incentive Plan, dated May 4, 2010 (incorporated by reference to Exhibit 4.2 of our Registration Statement on Form S-8 filed on May 4, 2010).

99.1	Press Release of Cott Corporation, dated May 5, 2010 (filed herewith).